Exhibit (a)(1)(C)

        LETTER OF TRANSMITTAL
To Tender Ordinary Shares
of
Elster Group SE
at
$82.00 Per Share
Pursuant to the Offer to Purchase dated July 9, 2012
by
Mintford AG
an indirect wholly owned subsidiary of
Melrose PLC

The undersigned represents that I (we) have full authority to surrender without restriction the ordinary shares of Elster Group SE, nominal value €1.00 per ordinary share ("Ordinary Shares") represented by the certificate(s) and/or book-entry transfer, as applicable, for exchange, at a purchase price of $82.00 per Ordinary Share in cash, without interest and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 9, 2012, (as it may be amended or supplemented from time to time, the "Offer to Purchase" and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the "Offer").

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON AUGUST 8, 2012, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION TIME") OR EARLIER TERMINATED.

The Tender Agent for the Offer is American Stock Transfer & Trust Company, LLC

If delivering by mail: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	If delivering by hand or courier: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

        Pursuant to the Offer of Mintford AG ("Bidder") to purchase all outstanding Ordinary Shares, the undersigned encloses herewith and surrenders the following certificate(s) representing Ordinary Shares:

DESCRIPTION OF ORDINARY SHARES SURRENDERED

Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Ordinary Shares Surrendered (attached additional list if necessary)

Certificated Ordinary Shares**

	Certificate Number(s)*	Total Number of Ordinary Shares Represented by Certificate(s)*	Number of Ordinary Shares Surrendered**	Book Entry Ordinary Shares Surrendered

Total Shares

* Need not be completed by book-entry shareholders.
** Unless otherwise indicated, it will be assumed that all Ordinary Shares represented by certificates described above are being surrendered hereby.

        PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

        IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, D.F. KING & CO., INC. AT 1-800-269-6427.

        You should use this Letter of Transmittal to deliver to American Stock Transfer & Trust Company (the "Tender Agent") Ordinary Shares represented by stock certificates, or held in book-entry form on the books of Elster, for tender. If you are delivering your Ordinary Shares by book-entry transfer to an account maintained by the Tender Agent at The Depository Trust Company ("DTC"), you must use an Agent's Message (as defined in Instruction 2 below). In this Letter of Transmittal, shareholders who deliver certificates representing their Ordinary Shares are referred to as "Certificate Shareholders," and shareholders who deliver their Ordinary Shares through book-entry transfer are referred to as "Book-Entry Shareholders."

        If certificates for your Ordinary Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Tender Agent prior to the Expiration Time or you cannot complete the book-entry transfer procedures prior to the Expiration Time, you may nevertheless tender your Ordinary Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 below. Delivery of documents to DTC will not constitute delivery to the Tender Agent.

☐	CHECK HERE IF TENDERED ORDINARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE TENDER AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER ORDINARY SHARES BY BOOK-ENTRY TRANSFER):
Name of Tendering
Institution:
DTC Participant
Number:
Transaction Code
Number:
☐

CHECK HERE IF TENDERED ORDINARY SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TENDER AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Owner(s):
Window Ticket Number (if any) or DTC Participant
Number:
Date of Execution of Notice of Guaranteed
Delivery:
Name of Institution which Guaranteed
Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to Mintford AG ("Bidder"), a stock corporation established under German law, registered in the commercial register of the local court of Düsseldorf, Germany, under HRB 65980 and an indirect wholly owned subsidiary of Melrose PLC, a public limited company incorporated under the laws of the United Kingdom and registered in England and Wales with registered number 4763064 ("Melrose"), the above-described ordinary shares, nominal value €1 per share (the "Ordinary Shares"), of Elster Group SE, a European public limited liability company incorporated in Germany and organized under the laws of Germany and the European Union and registered in the commercial register of the local court of Essen, Germany, under HRB 22030 ("Elster"), pursuant Bidder's offer to purchase all outstanding Ordinary Shares at a price of $82.00 per Ordinary Share, net to the seller in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 9, 2012 (as it may be amended or supplemented from time to time, the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (as it may be amended or supplemented from time to time, this "Letter of Transmittal" and, together with the Offer to Purchase, the "Offer"). The undersigned understands that Bidder reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Ordinary Shares tendered herewith, but any such transfer or assignment will not relieve Bidder of its obligations under the Offer or prejudice the tendering shareholders' rights to receive payment for Ordinary Shares validly tendered and accepted for payment.

        Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Ordinary Shares validly tendered herewith, and not properly withdrawn, prior to the Expiration Time in accordance with the terms of the Offer (unless the tender is made during a subsequent offering period (as described in the Offer to Purchase), if one is provided, in which case the Ordinary Shares, the Letter of Transmittal and other documents must be accepted for payment and payment validly tendered, and not properly withdrawn, prior to the expiration of the subsequent offering period) in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Bidder, all right, title and interest in and to all of the Ordinary Shares being tendered hereby and any and all cash dividends, distributions, rights, other Ordinary Shares or other securities issued or issuable in respect of such Ordinary Shares on or after July 9, 2012 (collectively, "Distributions") and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the "Tender Agent") the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Ordinary Shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the Ordinary Shares tendered by this Letter of Transmittal) to the full extent of such shareholder's rights with respect to such Ordinary Shares and any Distributions (a) to deliver certificates representing Ordinary Shares (the "Ordinary Share Certificates") and any Distributions, or transfer of ownership of such Ordinary Shares and any Distributions on the account books maintained by DTC (as the book entry transfer facility), together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Bidder, (b) to present such Ordinary Shares and any Distributions for transfer on the books of Elster, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Ordinary Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

        By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent's Message), the undersigned hereby irrevocably appoints each of the designees of Bidder the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder's rights with respect to the Ordinary Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Bidder will, with respect to the Ordinary Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Elster's shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Ordinary Shares. Such appointment is effective when, and only to the extent that, Bidder accepts the Ordinary Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Ordinary Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) with respect thereto. Bidder reserves the right to require that, in order for Ordinary Shares to be deemed validly tendered, immediately upon Bidder's acceptance for payment of such Ordinary Shares, Bidder must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Ordinary Shares and any associated Distributions, including voting at any meeting of shareholders or executing a written consent concerning any matter.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all Ordinary Shares and any and all Distributions tendered hereby and, when the same are accepted for payment by Bidder, Bidder will acquire good, marketable and unencumbered title to such Ordinary Shares and all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Ordinary Shares or the Ordinary Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Ordinary Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Tender Agent or Bidder to be necessary or desirable to complete the sale, assignment and transfer of any and all Ordinary Shares and all Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Tender Agent for the account of Bidder any and all Distributions in respect of any and all Ordinary Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance and transfer or appropriate assurance thereof, Bidder shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Ordinary Shares tendered hereby or deduct from the purchase price of Ordinary Shares tendered hereby the amount or value thereof, as determined by Bidder in its sole discretion.

        It is understood that the undersigned will not receive payment for the Ordinary Shares unless and until the Ordinary Shares are accepted for payment and until the Ordinary Share Certificate(s) owned by the undersigned are received by the Tender Agent at the address set forth above, together with such additional documents as the Tender Agent may require, or, in the case of Ordinary Shares held in book-entry form, ownership of Ordinary Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Tender Agent.

        THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THE METHOD OF DELIVERY OF THE ORDINARY SHARES, THE ORDINARY SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH ORDINARY SHARES, ORDINARY SHARE CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE TENDER AGENT HAS ACTUALLY RECEIVED THE ORDINARY SHARES OR ORDINARY SHARE CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS

RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands that the valid tender of Ordinary Shares pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Furthermore, the undersigned understands that the acceptance for payment by Bidder of Ordinary Shares tendered will constitute a binding agreement between the undersigned and Bidder upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, Bidder may not be required to accept for exchange any Ordinary Shares tendered hereby.

        Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of all Ordinary Shares purchased in the name(s) of, and/or return any Ordinary Share Certificates representing Ordinary Shares not tendered or accepted for payment to, the registered owner(s) appearing under "Description of Ordinary Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Ordinary Shares purchased and/or return any Ordinary Share Certificates representing Ordinary Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Ordinary Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price of all Ordinary Shares purchased and/or issue any Ordinary Share Certificates representing Ordinary Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Ordinary Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled "Special Payment Instructions," please credit any Ordinary Shares tendered hereby or by an Agent's Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Bidder has no obligation pursuant to the Special Payment Instructions to transfer any Ordinary Shares from the name of the registered owner thereof if Bidder does not accept for payment any of the Ordinary Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4, 5 and 7)

        To be completed ONLY if Ordinary Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price in consideration of Ordinary Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Ordinary Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue: [    ]            Check and/or [    ]            Ordinary Share Certificates to:

Name:

(Please Print)
Address:

(Include Zip Code)
(Tax Identification or Social Security Number)
[ ] Credit Ordinary Shares tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.
(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5 and 7)

        To be completed ONLY if Ordinary Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Ordinary Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled "Description of Ordinary Shares Tendered" above.

Deliver: [    ]            Check(s) and/or [    ]            Ordinary Share Certificates to:

Name:

(Please Print)
Address:

(Include Zip Code)

IMPORTANT—SIGN HERE
(U.S. Holders Please Also Complete the Enclosed Internal Revenue Service ("IRS") Form W-9)
(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or
Other Applicable IRS Form W-8)

(Signature(s) of Shareholder(s))

Dated:                                    , 2012

        (Must be signed by registered owner(s) exactly as name(s) appear(s) on Ordinary Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):

(Please Print)
Capacity (full title):

Address:

(Include Zip Code)
Area Code and Telephone Number:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 5)

Name of Firm:

(Include Zip Code)
Authorized Signature:

Name:

(Please Type or Print)
Area Code and Telephone Number:

Dated:                                    , 2012

Place medallion guarantee in space below:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

        1.  Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program or any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the U.S. Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of DTC's systems whose name appears on a security position listing as the owner of the Ordinary Shares) of Ordinary Shares tendered herewith and such registered owner has not completed the box titled "Special Payment Instructions" or the box titled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Ordinary Shares are tendered for the account of an Eligible Institution. See Instruction 5.

        2.  Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be completed by shareholders if Ordinary Share Certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase, an Agent's Message must be utilized. A manually executed facsimile of this document may be used in lieu of the original. Ordinary Share Certificates representing all physically tendered Ordinary Shares, or confirmation of any book-entry transfer into the Tender Agent's account at DTC of Ordinary Shares tendered by book-entry transfer ("Book Entry Confirmation"), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Tender Agent at its address set forth herein prior to the Expiration Time (unless the tender is made during a subsequent offering period, if one is provided, in which case the Ordinary Shares, the Letter of Transmittal and other documents must be received prior to the expiration of the subsequent offering period). Please do not send your Ordinary Share Certificates directly to Bidder, Melrose, or Elster.

        Shareholders whose Ordinary Share Certificates are not immediately available or who cannot deliver all other required documents to the Tender Agent prior to the Expiration Time or who cannot complete the procedures for book-entry transfer prior to the Expiration Time may nevertheless tender their Ordinary Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Bidder must be received by the Tender Agent prior to the Expiration Time (or prior to the expiration of the subsequent offering period, as applicable), and (c) Ordinary Share Certificates representing all tendered Ordinary Shares, in proper form for transfer (or a Book Entry Confirmation with respect to such Ordinary Shares), this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and all other documents required by this Letter of Transmittal, if any, must be received by the Tender Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. Ordinary Shares tendered by a Notice of Guaranteed Delivery will not be deemed validly tendered for purposes of satisfying the Minimum Condition (as defined in the Offer to Purchase) unless and until Ordinary Shares (including Ordinary Share Certificates, if applicable) underlying such Notice of Guaranteed Delivery are properly delivered to the Tender Agent or unless otherwise determined by Melrose.

        A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Ordinary Share Certificates to the Tender Agent.

        The term "Agent's Message" means a message, transmitted through electronic means by DTC to, and received by, the Tender Agent and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Ordinary Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Bidder may enforce such agreement against the participant. The term "Agent's Message" also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Tender Agent 's office. For Ordinary Shares to be validly tendered during any subsequent offering period, the tendering shareholder must comply with the foregoing procedures, except that the required documents and certificates must be received before the expiration of the subsequent offering period and no guaranteed delivery procedure will be available during a subsequent offering period.

        THE METHOD OF DELIVERY OF THE ORDINARY SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE ORDINARY SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE TENDER AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        No alternative, conditional or contingent tenders will be accepted and no fractional Ordinary Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Ordinary Shares for payment.

        All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Ordinary Share Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents and as to the proper form for transfer of any certificate of Ordinary Shares, will be determined by Bidder in its sole and absolute discretion (which may delegate power in whole or in part to the Tender Agent) which determination will be final and binding. Bidder reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. Bidder also reserves the absolute right to waive any defect or irregularity in the surrender of any Ordinary Shares or Ordinary Share Certificate(s) whether or not similar defects or irregularities are waived in the case of any other shareholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of the Bidder. None of Bidder, the Tender Agent, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Bidder's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be determined in the sole discretion of the Bidder.

        3.  Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Ordinary Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

        4.  Partial Tenders (Applicable to Certificate Shareholders Only). If fewer than all the Ordinary Shares evidenced by any Ordinary Share Certificate delivered to the Tender Agent are to be tendered, fill in the number of Ordinary Shares which are to be tendered in the column titled "Number of

Ordinary Shares Tendered" in the box titled "Description of Ordinary Shares Tendered." In such cases, new certificate(s) for the remainder of the Ordinary Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Time. All Ordinary Shares represented by Ordinary Share Certificates delivered to the Tender Agent will be deemed to have been tendered unless otherwise indicated.

        5.  Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered owner(s) of the Ordinary Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Ordinary Share Certificate(s) without alteration or any other change whatsoever.

        If any Ordinary Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Ordinary Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Ordinary Shares.

        If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Bidder of their authority so to act must be submitted.

        If this Letter of Transmittal is signed by the registered owner(s) of the Ordinary Shares listed and transmitted hereby, no endorsements of Ordinary Share Certificates or separate stock powers are required unless payment is to be made to, or Ordinary Share Certificates representing Ordinary Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Ordinary Share Certificates representing the Ordinary Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Ordinary Share Certificates. Signatures on such Ordinary Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Ordinary Share(s) listed, the Ordinary Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Ordinary Share Certificate(s). Signatures on such Ordinary Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        6.  Transfer Taxes.    Bidder will pay any transfer taxes with respect to the transfer and sale of Ordinary Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes). If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Ordinary Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Ordinary Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless evidence satisfactory to Bidder of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Ordinary Share Certificates listed in this Letter of Transmittal.

        7.  Special Payment and Delivery Instructions.    If a check for the purchase price is to be issued, and/or Ordinary Share Certificates representing Ordinary Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled "Description of Ordinary Shares Tendered" above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders delivering Ordinary Shares tendered hereby or by Agent's Message by book-entry transfer may request that Ordinary Shares not purchased be credited to an account maintained at DTC as such shareholder may designate in the box titled "Special Payment Instructions" herein. If no such instructions are given, all such Ordinary Shares not purchased will be returned by crediting the same account at DTC as the account from which such Ordinary Shares were delivered.

        8.  Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Bidder's expense.

        9.  Backup Withholding.    Under U.S. federal income tax laws, the Tender Agent (as payer) will be required to withhold a portion of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Tender Agent with such shareholder's or payee's correct taxpayer identification number ("TIN") and certify that such shareholder or payee is not subject to such backup withholding by completing the attached IRS Form W-9. Certain shareholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are exempt from backup withholding requirements. Exempt United States persons should indicate their exempt status on IRS Form W-9. A tendering shareholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Tender Agent the appropriate IRS Form W-8. An IRS Form W-8BEN may be obtained from the Tender Agent or downloaded from the Internal Revenue Service's website at the following address: http://www.irs.gov. Failure to complete the IRS Form W-9 or appropriate IRS Form W-8 will not, by itself, cause Ordinary Shares to be deemed invalidly tendered, but may require the Tender Agent to withhold a portion of the amount of any payments made of the Offer Price pursuant to the Offer.

        NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE "IMPORTANT TAX INFORMATION" SECTION BELOW.

        10.  Lost, Destroyed, Mutilated or Stolen Ordinary Share Certificates.    If any Ordinary Share Certificate has been lost, destroyed, mutilated or stolen, the shareholder should promptly notify American Stock Transfer & Trust Company, LLC at 1-718-921-8137 or 1-866-706-0509. The shareholder will then be instructed as to the steps that must be taken in order to replace the Ordinary Share Certificate which may include the requirement to apply for an indemnity bond and the associated bond premium in order to replace the lost certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Ordinary Share Certificates have been followed.

        11.  Waiver of Conditions.    Except as otherwise provided in the Offer to Purchase and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by Bidder in whole or in part at any time and from time to time in its sole discretion.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT'S MESSAGE, TOGETHER WITH ORDINARY SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND

DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE TENDER AGENT PRIOR TO THE EXPIRATION TIME.

IMPORTANT TAX INFORMATION

        Under U.S. federal income tax laws, a shareholder that is a non-exempt United States person (for U.S. federal income tax purposes) whose tendered Ordinary Shares are accepted for payment is required by law to provide the Tender Agent (as payer) with such shareholder's correct TIN on IRS Form W-9. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Tender Agent is not provided with the correct TIN, the shareholder may be subject to penalties imposed by the IRS and payments that are made to such shareholder with respect to Ordinary Shares purchased pursuant to the Offer may be subject to backup withholding.

        If backup withholding applies, the Tender Agent is required to withhold 28% of any payments of the purchase price made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.

Form W-9

        To prevent backup withholding on payments that are made to a United States shareholder with respect to Ordinary Shares purchased pursuant to the Offer, the shareholder is required to notify the Tender Agent of such shareholder's correct TIN by completing the attached IRS Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on IRS Form W-9 is correct (or that such shareholder is awaiting a TIN), (ii) that such shareholder is not subject to backup withholding because (a) such shareholder has not been notified by the IRS that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such shareholder that such shareholder is no longer subject to backup withholding or (c) such shareholder is exempt from backup withholding, and (iii) that such shareholder is a U.S. person.

What Number to Give the Tender Agent

        Each United States shareholder is generally required to give the Tender Agent its social security number or employer identification number. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in Part I, sign and date the IRS Form W-9. Notwithstanding that "Applied For" is written in Part I, the Tender Agent will withhold 28% of all payments of the purchase price to such shareholder until a TIN is provided to the Tender Agent. Such amounts will be refunded to such surrendering shareholder if a TIN is provided to the Tender Agent within 60 days. We note that your IRS Form W-9, including your TIN, may be transferred from the Tender Agent to the Depositary (as defined in the Offer to Purchase), in certain circumstances.

        Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Tender Agent.

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
        See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Exempt payee
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > .....
☐ Other (see instructions) >

Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
Employer identification number [ ][ ]-[ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

     The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

     Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Rev. 12-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/ disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/ disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

     The following payees are exempt from backup withholding:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

     2. The United States or any of its agencies or instrumentalities,

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

     5. An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

     6. A corporation,

     7. A foreign central bank of issue,

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

     9. A futures commission merchant registered with the Commodity Futures Trading Commission,

     10. A real estate investment trust,

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

     12. A common trust fund operated by a bank under section 584(a),

     13. A financial institution,

     14. A middleman known in the investment community as a nominee or custodian, or

     15. A trust exempt from tax under section 664 or described in section 4947.

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

     If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011)	Page 4

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporate or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

     Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Tender Agent for the Offer is:

If delivering by mail:	If delivering by hand or courier:
American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE TENDER AGENT.

        Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at its telephone numbers and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

48 Wall Street
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll Free: (800) 269-6427